EXHIBIT 99.1
General Growth Properties, Inc.
Supplemental Financial Information
For the three months ended March 31, 2006
This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of our indebtedness and interest rates, market conditions and land sales in our Master Planned Communities segment and our ability to manage our growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent reports on Form 10-K which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in supplemental financial information. The Company disclaims any obligation to update any forward-looking statements.

Supplemental Financial/Operational Data
March 31, 2006
Table of Contents

All information included in this supplemental package is unaudited, unless otherwise indicated.

Corporate Overview	1 - 3
Corporate Profile	1
Corporate Overview	1
Stock Listing	1
Calendar of Events	1
Current Dividend	1
Investor Relations	1
Transfer Agent	1
Debt Ratings	1
Ownership Structure as of March 31, 2006	2
Total Market Capitalization	2
Research Coverage	3

First Quarter 2006 Earnings Announcement	4 - 13

Supplemental Financial Data*	14 - 30
Summary Retained FFO	14
Trailing Twelve Month EBITDA and Coverage Ratios	15
Computation of Comparable Property NOI Growth	16
Retail Recovery Summary	17
Master Planned Communities	18
Capital Information	19
Changes in Total Common & Equivalent Shares	20
Common Dividend History	21
Debt Maturity and Current Average Interest Rate Summary	22
Summary of Outstanding Debt	23-30

Supplemental Operational Data	31 - 34
Operating Statistics & Certain Financial Information	31
Retail Portfolio GLA, Occupancy, Sales & Rent Data	32
Real Estate Net Operating Income by Geographic Area	33
Lease Expiration Schedule and Lease Termination Income at Share	34

New Developments, Expansions & Re-Developments	35 - 36
Projects over $10 million	35 - 36

Selected December 31, 2005 Supplemental Financial Information	37 - 38

*	The supplemental financial information should be read in conjunction with the company’s first quarter 2006 earnings announcement (included as pages 4-13 of this supplemental report) as certain disclosures and reconciliations in such announcement have not been included in the supplemental financial information.

Corporate Overview

Corporate Profile

General Growth Properties (GGP) and its predecessor companies have been in the shopping center business for fifty years. It is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT) in the United States. GGP owns, develops, operates and/or manages shopping malls in 44 states. GGP has ownership interests in, or management responsibility for, more than 200 regional shopping malls totaling over 175 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings.
Since going public in 1993, GGP has reported the highest per share funds from operations (FFO) growth in the regional mall sector at 16% on a compounded annualized basis. With a total market capitalization of approximately $38.1 billion, GGP has delivered consistent FFO growth and dividend increases. Average occupancy at March 31, 2006 was 91.1% and sales per square foot were $444. The Bucksbaum family, which founded GGP, is still engaged in the operation of the company’s day-to-day business activities. The senior management owns approximately 24% of the company.
Corporate Overview

The corporate mission of GGP is to create shareholder value and return by acquiring, developing, renovating, and managing primarily retail properties and by generating cash flow from land sales in master planned communities. The company provides investors an opportunity to participate in the ownership of high quality income producing real estate while, at the same time, maintaining liquidity. The company’s primary objective is to provide consistently increasing dividends and capital appreciation for its shareholders.
The corporate philosophy of GGP is to be a CUSTOMer built company, giving our C.O.R.E customers what they want, when they want it and where they want it. GGP is custom-built and customer-focused on our key audiences:
C Consumer
O Owners
R Retailers
E Employees
Whether you’re a shopper, shareholder, a retailer or an employee, GGP is CUSTOMer built for you.
GGP’s vision is People Creating Special Places and Experiences.
Stock Listing

Common Stock
NYSE: GGP

Calendar of Events

Quarter End — Second Quarter 2006	June 30, 2006
Earnings Release — After the Market Close	August 7, 2006
Quarterly Conference Call — 8:00 am CST	August 8, 2006
Current Dividend

General Growth Properties, Inc. declared its second dividend for 2006 in the amount of $0.41 per share, payable to common stockholders of record on April 13, 2006, with payment on April 28, 2006. The current dividend represents an increase of 13.9% over the dividend of $0.36 per share paid for the same period last year. The company reviews its dividend policy annually, usually prior to the fourth quarter dividend announcement, which is typically made in early October. The company has, as a result of this review, raised its dividend every year since going public in April of 1993 when the (split-adjusted) initial quarterly dividend was approximately $0.12 per share. These annual increases have allowed GGP to increase its dividend at a compound annual growth rate of 10.0% since going public. GGP dividend increases have averaged 18.5% over the last five years.

Investor Relations	Transfer Agent

Tim Goebel	Mellon Investor Services, LLC
Director, Investor Relations	Shareholder Relations
General Growth Properties	P.O. Box 3315
110 North Wacker Drive	South Hackensack, NJ 07606
Chicago, IL 60606	(888) 395-8037
Phone (312) 960-5199	(201) 329-8660
Fax (312) 960-5475 timothy.goebel@generalgrowth.com

Debt Ratings

Standard & Poors — Corporate Rating	BBB -
Standard & Poors — Senior Debt Rating	BB +
Standard & Poors — TRCLP Bonds Rating	BB +
Moody’s — Senior Debt Rating	Ba2
Moody’s — TRCLP Bonds Rating	Ba1

Please visit the GGP web site for additional information:	www.generalgrowth.com

Ownership Structure as of March 31, 2006

Total Market Capitalization — As Measured by Stock Price (dollars in thousands)			3/31/2006

Total Portfolio Debt (Company consolidated debt plus applicable share from unconsolidated affiliates) (a)			$23,503,612

Perpetual Preferred Units	Issuer’s Earliest Redemption Date
Perpetual Preferred Units at 8.25%	N/A	$5,000
Perpetual Preferred Units at 8.95%	4/23/2007	60,000

		65,000

Convertible Preferred Units
Convertible Preferred Units at 6.50%	N/A	26,637
Convertible Preferred Units at 7.00%	N/A	45,335
Convertible Preferred Units at 8.50%	N/A	64,777

		136,749

Other Preferred Stock		361

Total Preferred Securities			$202,110

Common Stock and Common Operating Partnership Units
Stock market value of 241.0 million shares of common stock and 52.7 million shares of operating partnership common units (which are convertible into an equal number of shares of common stock) — outstanding at end of period			$14,355,271

Total Market Capitalization at end of period			$38,060,993

(a)	Excludes special improvement districts liability of $63.1 million, minority interest adjustment of $67.6 million and purchase accounting mark-to-market adjustment of $137.0 million.

Research Coverage

The following list of research coverage and contact information is included for informational purposes only. The company does not review any third party advice or investment or research report and therefore expressly does not adopt or endorse any such advice or report.

A.G. Edwards & Sons, Inc.	David L. AuBuchon	(314)955-5452
	Mark Hoffmeister	(314)955-5784

Banc of America Securities	Ross Nussbaum	(212) 847-5668
	Christy McElroy	(212) 847-5658

Bear, Stearns & Co., Inc.	Amy Young	(212) 272-3523
	Ross Smotrich	(212) 272-8046

Citigroup	Jonathan Litt	(212) 816-0231
	Michael Bilerman	(212) 816-1383

Credit Suisse First Boston	Andrew Rosivach	(61)2 8205 4362
(Australia)

Deutsche Bank	Louis Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Michael Blank	(703) 469-1115

Goldman, Sachs & Co.	Dennis Maloney	(212) 902-1970
	Christina Fok	(212) 902-0862

Green Street Advisors	Greg Andrews	(949) 640-8780
	Ben Yang	(949) 640-8780

J.P. Morgan Securities Inc.	Michael Mueller	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Lehman Brothers	David B. Harris	(212) 526-1790
	David Toti	(212) 526-2002

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley Dean Witter	Matt Ostrower	(212) 761-6284
	Mickey Chiang	(212) 761-6385

RBC Capital Markets	Richard C. Moore	(216) 378-7625

UBS	Scott Crowe	(212) 713-1419

Wachovia Capital Markets, LLC	Jeff Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

First Quarter Earnings Announcement
May 8, 2006

News Release	General Growth Properties, Inc.
110 North Wacker Drive
Chicago, IL 60606
(312) 960-5000
FAX (312) 960-5475

FOR IMMEDIATE RELEASE	CONTACT:	John Bucksbaum 312/960-5005

Bernie Freibaum 312/960-5252
General Growth Properties, Inc. Announces First Quarter Results
Chicago, Illinois, May 8, 2006 — General Growth Properties, Inc. (NYSE: GGP) announced today its results for the first quarter of 2006. Earnings per share – diluted (EPS) were $.10 for the first quarter of 2006 as compared to $.06 in the first quarter of 2005. Fully diluted Funds From Operations per share (FFO) were $.77 for the first quarter of 2006, a 6.9% increase over the $.72 reported in the comparable period of 2005.
“We are pleased with the strong net operating income (NOI) gains shown across our properties. This increase in NOI reflects strong results from GGP operations, as well as the continued robust retail environment,” stated John Bucksbaum, Chief Executive Officer of General Growth Properties.
FINANCIAL AND OPERATIONAL HIGHLIGHTS
▪	EPS in the first quarter of 2006 were $.10 per share versus $.06 in the comparable period of 2005. Income tax expense (primarily deferred) in 2006 was $26.0 million or $.11 per share versus a $1.3 million benefit in 2005.

▪	Fully diluted FFO per share increased to $.77 in the first quarter of 2006, 6.9% above the $.72 reported in the first quarter of 2005. Total FFO for the quarter increased 8.4% to $227.3 million, from $209.7 million in the first quarter of 2005. The effects of non-cash rental revenue recognized pursuant to SFAS No. 141 and 142 resulted in approximately $11.6 million or $.04 of FFO per fully diluted share in the first quarter of 2006 as compared to $8.5 million or $.03 in the comparable period of 2005. Straight-line rent resulted in approximately $15.2 million or $.05 of FFO per fully diluted share in the first quarter of 2006, versus $21.4 million or $.07 in the same period of 2005. Minimum rent in the first quarter of 2006 includes approximately $19.4 million of lease termination income or approximately $.07 of FFO per fully diluted share in excess of the amount in the first quarter of 2005. In addition, FFO in the first quarter of 2006 includes interest expense of approximately $4.3 million or
May 8, 2006

approximately $.01 of FFO per fully diluted share of deferred finance fees written-off in excess of the amount in the first quarter of 2005.
▪	FFO Guidance for 2006 currently remains estimated to be in the range of $3.27 to $3.37 per share, or approximately 7% to 10% greater than the actual 2005 FFO of $3.06 per share.
SEGMENT RESULTS
The Company presents its operations in two business segments, Retail and Other and Master Planned Communities. As certain properties were sold and we completed a complete general ledger system migration for the former Rouse Company properties in late 2005, we have reflected the NOI of net discontinued operations in other income and made certain other reclassifications to conform the 2005 results to the 2006 presentation.
Retail and Other Segment
▪	Real estate property net operating income (NOI) for the first quarter of 2006 increased to $561.6 million, 9.2% above the $514.1 million reported in the first quarter of 2005.
▪	Revenues from consolidated properties were $659.5 million for the quarter, an increase of 4.9% compared to $628.6 million for the same period in 2005.
Revenues from unconsolidated properties at the Company’s ownership share increased 12.5% to $176.4 million, compared to $156.8 million in the first quarter of 2005.
▪	Total tenant sales increased 5.8% in 2006 and comparable tenant sales increased 2.6% compared to the same period last year.
▪	Comparable NOI from consolidated properties in the first quarter of 2006 increased by 8.5% compared to the same period last year.
Comparable NOI from unconsolidated properties at the Company’s ownership share for the quarter increased by approximately 7.6% compared to the first quarter of 2005.
▪	Retail Center occupancy increased to 91.1% at March 31, 2006, compared to 90.0% at March 31, 2005.
▪	Sales per square foot for first quarter 2006 were $444 versus $416 in the first quarter of 2005.
▪	Average rent
For consolidated properties, average rent per square foot for new/renewal leases signed during the first quarter of 2006 was $35.17 versus $33.23 for 2005. For
May 8, 2006

unconsolidated properties, average rent per square foot for new/renewal leases signed in the first quarter of 2006 was $36.19 versus $37.35 for 2005. Average rent for consolidated properties leases expiring in 2006 was $30.16 versus $29.63 in 2005. For unconsolidated properties, average rent for leases expiring in 2006 was $33.59 compared to $32.31 in 2005.
Master Planned Communities Segment
▪	NOI in 2006 for the Master Planned Communities segment was $38.6 million for consolidated properties and $6.2 million for unconsolidated properties as compared to $7.4 million and $2.9 million, respectively, in 2005.
▪	Land sale revenues in 2006 were approximately $137.2 million for consolidated properties and approximately $18.5 million for unconsolidated properties, compared to $61.3 million and $8.6 million, respectively, for revenues in 2005.
CONFERENCE CALL/WEBCAST
General Growth Properties, Inc. will host a live Webcast of its conference call regarding this announcement on our website, www.generalgrowth.com. This Webcast will take place on Tuesday, May 9, 2006, at 9:00 a.m. Eastern Time (8:00 a.m. CT, 6:00 a.m. PT). The Webcast can be accessed by selecting the conference call icon on the GGP home page.
General Growth Properties, Inc. is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT). General Growth currently has ownership interest in, or management responsibility for, over 200 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. The Company portfolio totals over 175 million square feet of retail space and includes over 18,000 retailers nationwide. General Growth Properties, Inc. is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the Company website at http://www.generalgrowth.com.
NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS FUNDS FROM OPERATIONS (FFO)
General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
May 8, 2006

The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company’s properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that FFO provides investors with a clearer view of the Company’s operating performance.
In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of FFO to GAAP net income has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the Company has presented FFO on a consolidated and unconsolidated basis (at the Company’s ownership share) as the Company believes that given the significance of the Company’s operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company’s unconsolidated properties provides important insights into the income and FFO produced by such investments for the Company as a whole.
REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI
General Growth believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, land sales, tenant recoveries and other income) less property and related expenses (real estate taxes, land sales operating costs, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company’s ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, minority interest in consolidated joint ventures, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates, land values and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company’s operating results, gross margins and investment returns.
May 8, 2006

In addition, management believes that NOI provides useful information to the investment community about the Company’s operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company’s financial performance. For reference and as an aid in understanding management’s computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.
Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.
PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company’s total operations are structured as joint venture arrangements which are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company’s ownership share of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the Company’s overall operations.
FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements, including our FFO guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of the Company’s indebtedness and interest rates and the Company’s ability to successfully manage its growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statements.
###
May 8, 2006

GENERAL GROWTH PROPERTIES, INC.
OVERVIEW
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2006	2005
Funds From Operations (“FFO”) *
Company stockholders	$186,269	$170,089
Operating Partnership unitholders	41,000	39,589

Operating Partnership	$227,269	$209,678

FFO per share:
Company stockholders — basic	$0.77	$0.72
Operating Partnership — basic	0.77	0.72
Operating Partnership — diluted	0.77	0.72
Increase in diluted FFO over comparable prior year period	6.9%	15.8%

Dividends
Dividends paid per share	$0.41	$0.36
Payout ratio (% of diluted FFO paid out)	53.2%	50.0%

Portfolio Results *
Real estate property net operating income:
Retail and Other:
Consolidated	$452,373	$415,879
Unconsolidated	109,247	98,269
Master Planned Communities:
Consolidated	38,622	7,439
Unconsolidated	6,155	2,908

Real estate property net operating income	606,397	524,495
Net property management fees and costs	4,869	(2,143)
Headquarters/regional costs, general and administrative and depreciation on non-income producing assets	(29,757)	(20,594)
Net interest expense	(275,571)	(244,234)
Income taxes	(25,974)	1,307
Equity in other FFO of Unconsolidated Properties	(49,147)	(40,501)
Preferred unit distributions	(4,315)	(8,534)
FFO from minority interest	767	(118)

FFO — Operating Partnership	$227,269	$209,678

*	Certain amounts within categories of real estate property net operating income and other items included in or excluded from FFO for prior periods in 2005 have been reclassified to conform to the current period presentation.

Weighted average number of Company shares outstanding:

Basic	240,621	235,812
Diluted	241,588	236,588
Assuming full conversion of Operating Partnership units:
Basic	293,584	290,719
Diluted	294,551	291,495

	March 31,	December 31,
Selected Balance Sheet Information	2006	2005
Cash and cash equivalents	$65,233	$102,791
Investment in real estate:
Net land, buildings and equipment	19,358,716	19,461,255
Developments in progress	406,734	366,262
Investment in and loans to/from Unconsolidated Real Estate Affiliates	1,785,286	1,818,097
Investment land and land held for development and sale	1,644,734	1,651,063

Net investment in real estate	$23,195,470	$23,296,677

Total assets	$25,221,431	$25,307,019

Mortgage and other property debt payable	$20,448,048	$20,418,875
Minority interest — Preferred	202,110	205,944
Minority interest — Common	420,537	430,292
Stockholders’ equity	1,913,520	1,932,918

Total capitalization (at cost)	$22,984,215	$22,988,029

	Consolidated Properties			Unconsolidated Properties (a)
			Average		Average
	Outstanding		Interest	Outstanding	Interest
Summarized Debt Information	Balance		Rate (d)	Balance	Rate (d)
Fixed rate (c)	$14,913,036		5.45%	$2,804,577	5.41%
Variable rate (c)	5,267,365		6.06	518,634	6.23

Totals	$20,180,401	(b)	5.61%	$3,323,211	5.54%

(a)	Reflects the Company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(b)	Excludes special improvement districts liability of $63.1 million, minority interest adjustment of $67.6 million and purchase accounting mark-to-market adjustment of $137.0 million.

(c)	Includes the effects of swaps.

(d)	Excludes the effect of deferred finance costs.

GENERAL GROWTH PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2006	2005
Revenues:
Minimum rents	$437,731	$405,834
Tenant recoveries	185,442	185,057
Overage rents	14,227	13,607
Land sales	137,220	61,250
Management and other fees	28,713	18,356
Other	25,286	22,353

Total revenues	828,619	706,457

Expenses:
Real estate taxes	54,964	53,190
Repairs and maintenance	47,054	48,435
Marketing	12,030	13,952
Other property operating costs	86,833	92,937
Land sales operations	98,598	53,811
Provision for doubtful accounts	6,213	4,197
Property management and other costs	46,707	34,964
General and administrative	3,558	2,811
Depreciation and amortization	165,346	161,725

Total expenses	521,303	466,022

Operating income	307,316	240,435

Interest income	3,222	1,040
Interest expense	(278,794)	(245,274)

Income (loss) before income taxes and allocations to minority interests and from unconsolidated affiliates	31,744	(3,799)
Benefit (provision) for income taxes	(25,974)	1,307
Income allocated to minority interests	(11,224)	(12,664)
Equity in income of unconsolidated affiliates	28,468	26,691

Income from continuing operations	23,014	11,535
Income from discontinued operations, net of minority interest	—	1,530

Net income available to common stockholders	$23,014	$13,065

Basic Earnings Per Share:
Continuing operations	$0.10	$0.05
Discontinued operations	—	0.01

Total basic earnings per share	$0.10	$0.06

Diluted Earnings Per Share:
Continuing operations	$0.10	$0.05
Discontinued operations	—	0.01

Total diluted earnings per share	$0.10	$0.06

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Three Months Ended March 31, 2006
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$437,731	$105,367		$543,098
Tenant recoveries	185,442	46,566		232,008
Overage rents	14,227	2,350		16,577
Other, including minority interest	22,067	22,106		44,173

Total property revenues	659,467	176,389		835,856

Property operating expenses:
Real estate taxes	54,964	14,868		69,832
Repairs and maintenance	47,054	10,556		57,610
Marketing	12,030	3,507		15,537
Other property operating costs	86,833	38,074		124,907
Provision for doubtful accounts	6,213	137		6,350

Total property operating expenses	207,094	67,142		274,236

Retail and other net operating income	452,373	109,247		561,620

Master Planned Communities
Land sales	137,220	18,549		155,769
Land sales operations	(98,598)	(12,394)		(110,992)

Master Planned Communities net operating income	38,622	6,155		44,777

Real estate property net operating income	490,995	115,402		$606,397

Management and other fees	28,713	—
Property management and other costs	(23,844)	—
Headquarters/regional costs	(22,863)	(8,007	) (a)
General and administrative	(3,558)	(956)
Depreciation on non-income producing assets, including headquarters building	(3,336)	—
Interest income	3,222	2,977
Interest expense	(278,793)	(43,080)
Income taxes	(25,974)	(81)
Preferred unit distributions	(4,315)	—
FFO from minority interest	767	—

FFO	$161,014	$66,255
Equity in FFO of Unconsolidated Properties	66,255	(66,255)

Operating Partnership FFO	$227,269	$—

	Three Months Ended March 31, 2005
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$405,834	$96,250		$502,084
Tenant recoveries	185,057	43,237		228,294
Overage rents	13,607	1,722		15,329
Other, including NOI from discontinued operations and minority interest	24,092	15,612		39,704

Total property revenues	628,590	156,821		785,411

Property operating expenses:
Real estate taxes	53,190	13,570		66,760
Repairs and maintenance	48,435	10,632		59,067
Marketing	13,952	3,447		17,399
Other property operating costs	92,937	29,856		122,793
Provision for doubtful accounts	4,197	1,047		5,244

Total property operating expenses	212,711	58,552		271,263

Retail and other net operating income	415,879	98,269		514,148

Master Planned Communities
Land sales	61,250	8,567		69,817
Land sales operations	(53,811)	(5,659)		(59,470)

Master Planned Communities net operating income	7,439	2,908		10,347

Real estate property net operating income	423,318	101,177		$524,495

Management and other fees	18,356	—
Property management and other costs	(20,499)	—
Headquarters/regional costs	(14,465)	(6,963	) (a)
General and administrative	(2,811)	(241)
Depreciation on non-income producing assets, including headquarters building	(3,318)	—
Interest income	1,040	766
Interest expense	(245,274)	(34,063)
Income taxes	1,307	—
Preferred unit distributions	(8,534)	—
FFO from discontinued operations and minority interest	(118)	—

FFO	149,002	60,676
Equity in FFO of Unconsolidated Properties	60,676	(60,676)

Operating Partnership FFO	$209,678	$—

(a)	Includes property management and other fees to General Growth Management, Inc. and Rouse Property Management, Inc.

GENERAL GROWTH PROPERTIES, INC.
SUPPLEMENTAL DISCLOSURE OF CERTAIN REVENUES AND EXPENSES
REFLECTED IN FFO
(In thousands)

	Three Months Ended		Three Months Ended
	March 31, 2006		March 31, 2005
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$9,104	$2,486	$7,726	$799
Straight-line rent	12,531	2,706	15,023	6,409
Other property operating costs:
Above- and below-market ground leases, net	(1,720)	(140)	(1,896)	(154)
Real estate taxes:
Real estate tax stabilization agreement	(843)	—	(1,072)	—
Interest expense:
Mark-to-market adjustments on debt	7,939	853	8,335	178
Amortization of deferred finance costs	(2,708)	(619)	(2,101)	(768)
Debt extinguishment costs
Write-off of mark-to-market adjustments	3,143	—	—	—
Write-off of deferred finance costs	(4,898)	—	(632)	—
All amounts exclude discontinued operations.

GENERAL GROWTH PROPERTIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended
	March 31,
	2006	2005
Reconciliation of Real Estate Property Net Operating
Income (“NOI”) to GAAP Operating Income
Real estate property net operating income:
Segment basis	$606,397	$524,495
Unconsolidated Properties	(115,402)	(101,177)

Consolidated Properties	490,995	423,318
Management and other fees	28,713	18,356
Property management and other costs	(23,844)	(20,499)
Headquarters/regional costs	(22,863)	(14,465)
General and administrative	(3,558)	(2,811)
Depreciation and amortization	(165,346)	(161,725)
Discontinued operations and minority interest in NOI of Consolidated Properties	3,219	(1,739)

Operating Income	$307,316	$240,435

Reconciliation of Funds From Operations (“FFO”) to GAAP Net Income
FFO:
Company stockholders	$186,269	$170,089
Operating Partnership unitholders	41,000	39,589

Operating Partnership	227,269	209,678
Depreciation and amortization of capitalized real estate costs	(199,011)	(192,118)
FFO of discontinued operations and minority interest	1,486	(2,035)
Allocations to Operating Partnership unitholders	(6,730)	(3,990)

Income from continuing operations	23,014	11,535
Income from discontinued operations, net of minority interest	—	1,530

Net income	$23,014	$13,065

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Affiliates
Equity in Unconsolidated Properties:
NOI	$115,402	$101,177
Net interest expense	(40,103)	(33,297)
Headquarters, general and administrative and income taxes	(9,044)	(7,204)

FFO	66,255	60,676

Depreciation and amortization of capitalized real estate costs	(37,787)	(33,985)

Equity in income of unconsolidated affiliates	$28,468	$26,691

Reconciliation of Weighted Average Shares Outstanding
Basic:
Weighted average number of shares outstanding — FFO per share	293,584	290,719
Conversion of Operating Partnership units	(52,963)	(54,907)

Weighted average number of Company shares outstanding — GAAP EPS	240,621	235,812

Diluted:
Weighted average number of shares outstanding — FFO per share	294,551	291,495
Conversion of Operating Partnership units	(52,963)	(54,907)

Weighted average number of Company shares outstanding — GAAP EPS	241,588	236,588

Supplemental Financial Data

GENERAL GROWTH PROPERTIES, INC.
SUMMARY RETAINED FFO
(dollars in thousands)

Three Months
Ended
03/31/06
Cash From Recurring Operations

FFO — Operating Partnership	$227,269
Plus (Less):
Excess non-FFO cash from Master Planned Communities	20,600
Deferred income taxes	23,562
Tenant allowances and capitalized leasing costs (a)	(37,149)

Straight line rents adjustment (b)	(15,237)
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	(11,590)
Non-cash ground rent expense recognized pursuant to SFAS #141 and #142	1,860

Mark-to-market adjustments on debt	(8,792)
Amortization of deferred finance costs	3,327
Debt extinguishment costs
Write-off mark-to-market adjustments	(3,143)
Write-off deferred finance costs	4,898

Cash From Recurring Operations — Operating Partnership	$205,605

Retained Funds From Recurring Operations
Cash From Recurring Operations — Operating Partnership (From Above)	$205,605
Plus (Less):
Common dividends/distributions paid	(119,844)

Retained Funds From Recurring Operations — Operating Partnership	$85,761

(a)	To reflect only recurring tenant allowances, new development and redevelopment costs have been excluded.

(b)	Adjusted to reflect discontinued operations.

(c)	Includes impact of changes in the third and fourth quarter 2005 recognition of straight-line rent attributable to tenants with leases of less than one year.

GENERAL GROWTH PROPERTIES, INC.
TRAILING TWELVE MONTH EBITDA AND COVERAGE RATIOS (a)
(dollars in thousands)

	Twelve Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Pro Rata EBITDA
GAAP Net Income	$85,501	$75,553	$102,492	$173,300
Income from Discontinued Operations, net	(10,158)	(11,687)	(17,281)	(16,594)
Income Allocated to Minority Interests	42,549	43,989	56,237	77,313
Interest Expense	1,197,150	1,164,019	1,061,238	878,192
Income Taxes	78,138	50,729	29,882	14,691
Amortization of Deferred Finance Costs	12,090	11,634	11,235	12,360
Debt Extinguishment Costs	8,076	6,952	15,955	14,672
Interest Income (b)	(22,042)	(17,651)	(13,916)	(9,685)
Depreciation (b)	820,879	813,397	772,383	655,923

Pro Rata EBITDA (a)	$2,212,183	$2,136,935	$2,018,225	$1,800,172

Net Interest (a)
Amortization of Deferred Finance Costs	(12,090)	(11,634)	(11,235)	(12,360)
Debt Extinguishment Costs	(8,076)	(6,952)	(15,955)	(14,672)
Interest Expense	(1,197,150)	(1,164,019)	(1,061,238)	(878,192)
Interest Income (b)	22,042	17,651	13,916	9,685

Net Interest	$(1,195,274)	$(1,164,954)	$(1,074,512)	$(895,539)

Interest Coverage Ratio	1.85	1.83	1.88	2.01

Fixed Charges (c)
Net Interest	$(1,195,274)	$(1,164,954)	$(1,074,512)	$(895,539)
Preferred Unit Distributions	(19,899)	(23,942)	(27,805)	(31,687)

Fixed Charges	$(1,215,173)	$(1,188,896)	$(1,102,317)	$(927,226)

Ratio of Fixed Charges to Pro Rata EBITDA	1.82	1.80	1.83	1.94

Fixed Charges & Common Dividend
Fixed Charges	$(1,215,173)	$(1,188,896)	$(1,102,317)	$(927,226)
Common Dividend/Distributions	(449,049)	(434,515)	(413,489)	(390,715)

Fixed Charges + Dividend	$(1,664,222)	$(1,623,411)	$(1,515,806)	$(1,317,941)

Ratio of Fixed Charges + Common Dividend to Pro Rata EBITDA	1.33	1.32	1.33	1.37

(a)	Includes operations of the Unconsolidated Real Estate Affiliates at the Company’s share.

(b)	2005 has been adjusted to reflect discontinued operations.

(c)	Excludes principal amortization payments.

GENERAL GROWTH PROPERTIES, INC.
COMPUTATION OF COMPARABLE PROPERTY NOI GROWTH
(dollars in thousands)

	Three Months Ended
	3/31/2006	3/31/2005

Retail and other NOI (a)	$561,620	$514,148
NOI from noncomparable properties	(44,212)	(38,242)
NOI from Corporate and other	(5,890)	(3,751)

Comparable NOI (b)	$511,518	$472,155

Increase in Comparable NOI from prior period	8.3%

(a)	Includes real estate property net operating income from consolidated properties and unconsolidated properties at share net of Master Planned Community NOI.

(b)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and at which no significant physical or merchandising changes have been made in the last twelve months.

GENERAL GROWTH PROPERTIES, INC.
RETAIL RECOVERY SUMMARY
(dollars in thousands)

	Three Months Ended
	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Consolidated Properties

Tenant recoveries (a)	$182,562	$180,306	$182,617	$198,426	$182,767
Recoverable operating expenses:
Real estate taxes	50,145	49,587	46,436	48,731	51,969
Repairs and maintenance	44,210	40,949	41,469	48,043	42,794
Marketing	14,054	14,461	14,947	20,282	12,187
Other property operating costs	74,106	72,629	81,148	78,150	77,260

Total recoverable operating expenses (b)	182,515	177,626	184,000	195,206	184,210

Recovery Ratio	100.0%	101.5%	99.2%	101.6%	99.2%

Unconsolidated Properties

Tenant recoveries (a)	$43,055	$43,479	$44,439	$49,299	$46,209
Recoverable operating expenses:
Real estate taxes	13,201	13,290	13,428	13,786	14,333
Repairs and maintenance	9,969	9,281	9,446	11,856	9,646
Marketing	3,447	3,548	3,145	4,565	3,469
Other property operating costs	16,080	15,642	19,867	17,272	17,141

Total recoverable operating expenses (b)	42,697	41,761	45,886	47,479	44,589

Recovery Ratio	100.8%	104.1%	96.8%	103.8%	103.6%

(a)	Excludes office tenant recoveries.

(b)	Excludes office property expenses, as well as other nonrecoverable operating expenses such as ground rent, parking, storage and other non-direct property related expenses.

GENERAL GROWTH PROPERTIES, INC.
MASTER PLANNED COMMUNITIES
(dollars in thousands)

						Company
						Portfolio
					Consolidated	Total Master
	Consolidated Properties				Property @ share	Planned
	Columbia	Summerlin	Houston	Total	Woodlands	Communities
	Operations	Operations	Operations	Consolidated	Operations	Segment
For the Three Months Ended March 31, 2006
Land Sales	$27,426	$107,170	$2,624	$137,220	$18,549	$155,769
Land Sales Operations	22,070	74,727	1,801	98,598	12,394	110,992

Net Operating Income	$5,356	$32,443	$823	$38,622	$6,155	$44,777

For the Three Months Ended March 31, 2005
Land Sales	$19,686	$41,564	$—	$61,250	$8,567	$69,817
Land Sales Operations	17,792	35,813	206	53,811	5,659	59,470

Net Operating Income	$1,894	$5,751	$(206)	$7,439	$2,908	$10,347

Valuation

Investment land and land held for development and sale:
Net Book Value — Balance Sheet as of March 31, 2006 (a)	$1,644,734
Estimated Value of Assets as of December 31, 2005 (b)	3,886,035

(a)	The net book value reflects the recorded carrying amount of the assets in the Company’s financial statements excluding our share of the Woodlands Operations.

(b)	The estimated value reflects management’s valuation of the gross assets based upon a number of assumptions including historical sales rates and historical price appreciation. The estimated value is not based on any third party purchase offers and does not reflect any reduction for the value of stock that may be issued (rather than repurchased in the open market) pursuant to the Contingent Stock Agreement relating to Summerlin.
Net Cash Flow Generated

	Year to	Year to
	Date	Date
	3/31/2006	3/31/2005
Net Operating Income	$44,777	$10,347
Cost of Land Sales	53,525	28,506
Woodlands Operations	(6,155)	(2,908)
Other Non-Cash Adjustments (a)	8,841	21,164

Total Cash Generated	100,988	57,109

Land Development Expenditures, net of related financing	(35,611)	(39,915)

Estimated Net Cash Flow Generated by Master Planned Communities Segment (b)	$65,377	$17,194

(a)	Includes collections of builder notes receivable, conversion of accrual basis expenses, such as builders price participation, to a cash basis and other miscellaneous items.

(b)	Excludes amounts to be paid pursuant to the Contingent Stock Agreement and income taxes on the earnings of taxable REIT subsidiaries (“TRS’s”) in the Master Planned Communities segment. GGP’s taxes are based on the results of the company as a whole, including taxable income/losses of these and other TRS’s.

GENERAL GROWTH PROPERTIES, INC.
CAPITAL INFORMATION
(dollars in thousands except per share data)

	Period Ending
	3/31/2006	12/31/2005	12/31/2004	12/31/2003
Capital Information

Closing common stock price per share	$48.87	$46.99	$36.16	$27.75
52 Week High (a)	$52.32	$48.27	$36.90	$27.89
52 Week Low (a)	$33.40	$31.38	$24.31	$16.09
Total Return — Trailing Twelve Months (share appreciation and dividend)	4.9%	34.1%	34.8%	66.0%

Common Shares and Common Units outstanding at end of period	293,744,038	292,258,544	290,256,345	273,006,226

Portfolio Capitalization Data
Total Portfolio Debt (b)
Fixed	$17,717,613	$17,293,150	$13,807,734	$5,720,545
Variable	5,785,999	6,085,638	9,173,400	2,806,803
Total Preferred Securities	202,110	205,944	403,161	495,211
Stock market value of common stock and Operating Partnership units outstanding at end of period	14,355,271	13,733,229	10,495,669	7,575,923

Total Market Capitalization at end of period	$38,060,993	$37,317,961	$33,879,964	$16,598,482

Leverage Ratio (%)	61.8%	62.6%	67.8%	51.4%

(a)	52-week pricing information includes intra-day highs and lows.

(b)	Excludes special improvement districts liabilities, minority interest adjustments and purchase accounting mark-to-market djustments.

GENERAL GROWTH PROPERTIES, INC.
CHANGES IN TOTAL COMMON & EQUIVALENT SHARES

	Operating	Company		Total Common
	Partnership	Common	Treasury	& Equivalent
	Units	Shares	Stock	Shares
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2005	53,061,895	239,865,045	(668,396)	292,258,544

Direct Stock Purchase and Dividend Reinvestment Plan	—	14,531	—	14,531

Conversion of Preferred Units to OP Units and then to Common Shares	—	224,546	—	224,546

Conversion of OP Units into Common Shares	(333,063)	333,063	—	—

Issuance of Stock, including from Treasury, for Stock Option Exercises and Restricted Stock Grants	—	490,526	63	490,589

Issuance of Stock, including from Treasury, pursuant to the Contingent Stock Agreement	—	87,495	668,333	755,828

Common Shares and OP Units Outstanding at March 31, 2006	52,728,832	241,015,206	—	293,744,038

Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options at March 31, 2006				945,336

Diluted Common Shares and OP Units Outstanding at March 31, 2006				294,689,374

Weighted Average Common Shares and OP Units Outstanding for the three months ended March 31, 2006 (Basic)				293,583,902

Weighted Average Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options				967,021

Fully Diluted Weighted Average Common Shares and OP Units Outstanding for the three months ended March 31, 2006				294,550,923

GENERAL GROWTH PROPERTIES, INC.
COMMON DIVIDEND HISTORY
(a) 1993 annualized
(a) Based on FFO definitions that existed during the specified reporting period

GENERAL GROWTH PROPERTIES, INC.
DEBT MATURITY AND CURRENT AVERAGE INTEREST RATE SUMMARY
AS OF MARCH 31, 2006
(dollars in thousands)

	Consolidated				Unconsolidated			Company
	Properties				Properties (b)			Portfolio
			Current			Current			Current
			Average			Average			Average
	Maturing		Interest		Maturing	Interest		Maturing	Interest
Year	Amount (a)		Rate (c)		Amount (a)	Rate (c)		Amount (a)	Rate (c)
2006	$2,341,590		5.89%		$278,681	5.39%		$2,620,271	5.83%
2007	1,083,733		5.40%		496,757	6.23%		1,580,490	5.66%
2008	1,907,922		5.47%		247,506	5.85%		2,155,428	5.52%
2009	3,561,407		5.38%		369,730	5.70%		3,931,137	5.41%
2010	3,794,739		5.01%		654,817	5.05%		4,449,556	5.02%
2011	4,633,606		6.15%		424,262	6.20%		5,057,868	6.15%
2012	1,120,006		5.79%		560,189	5.02%		1,680,195	5.53%
2013	960,594		5.41%		197,328	5.13%		1,157,922	5.36%
2014	69,368		4.89%		73,425	4.62%		142,793	4.75%
2015	200,827		5.10%		—	0.00%		200,827	5.10%
Subsequent	506,609		6.76%		20,516	7.15%		527,125	6.77%

Totals	$20,180,401	(d)	5.61%		$3,323,211	5.54%		$23,503,612	5.60%

Fixed Rate (e)	14,913,036		5.45%		2,804,577	5.41%		17,717,613	5.44%
Variable Rate (e)	5,267,365		6.06%		518,634	6.23%		5,785,999	6.07%

Totals	$20,180,401	(d)	5.61	% (f)	$3,323,211	5.54	% (f)	$23,503,612	5.60% (f)

Average Years to Maturity
Fixed Rate Debt	4.88 years	5.11 years	4.91 years

Variable Rate Debt	5.42 years	2.81 years	5.19 years

All GGP Debt	5.02 years	4.75 years	4.98 years

(a)	Excludes principal amortization.

(b)	Reflects the company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(c)	Reflects the current variable contract rate as of March 31, 2006 for all variable rate loans.

(d)	Reconciliation to GGP Consolidated GAAP debt.

Consolidated
Consolidated debt, from above	$20,180,401
Other liabilities — Special Improvement Districts	63,052
Minority interest ownership adjustment	67,565
Purchase accounting mark-to-market adjustment	137,030

GGP Consolidated GAAP debt	$20,448,048

(e)	Includes the effects of swaps.

(f)	Excludes the effect of deferred finance costs (See debt detail, in which rates reflect finance costs).

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT
(dollars in thousands)

GENERAL GROWTH PROPERTIES, INC.
FIRST QUARTER 2006 FINANCING ACTIVITY
(dollars in thousands)

	Fixed Rate	Floating Rate	Total Debt
December 31, 2005 Debt (a)	$17,293,149	$6,085,639	$23,378,788

New Funding:
Property Related	193,000	23,930	216,930
Non-Property Related	—	4,956,200	4,956,200

Refinancings:
Property Related	347,306	(225,700)	121,606
Non-Property Related	—	(5,270,090)	(5,270,090)

Interest rate SWAP	(30,275)	30,275	—

Revolver Borrowings	—	185,752	185,752
Other Property Related	(85,567)	(7)	(85,574)

Net Change	424,464	(299,640)	124,824

March 31, 2006 Debt (a)	$17,717,613	$5,785,999	$23,503,612

(a)	Includes Company’s share of debt of Unconsolidated Real Estate Affiliates. Excludes special improvement districts liabilites, minority interest adjustments and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt Balance
CMBS
GGP-MP Trust (a)	11/15/06	5.52%	$311,731
13 Affiliates (b)	11/15/07	5.48%	868,765

Secured Asset Loans
Beachwood Place Swap	04/01/06	3.69%	110,000
Columbia Mall SWAP	06/01/06	5.40%	185,000
Venture Tech IV	06/01/06	7.00%	1,627
10000 Covington Crossing	12/01/06	8.45%	3,052
10190 Covington Crossing	12/01/06	8.45%	5,819
1201/41 Town Center	12/01/06	8.45%	6,206
1251/81 Town Center and 1251 Center Crossing	12/01/06	8.45%	6,316
1635 Village Center Circle	12/01/06	8.45%	3,552
9950/80 Covington Cross CA	12/01/06	8.45%	5,074
Augusta Mall	02/01/07	8.13%	46,832
Columbia Development	04/01/07	6.76%	13,033
Columbia Development	04/01/07	7.56%	31,475
Columbia Mall	04/01/07	7.95%	8,906
Mondawmin	04/01/07	7.95%	16,608
White Marsh	12/01/07	7.91%	71,114
Mall St Vincent	01/01/08	7.11%	17,478
Columbia Mall	01/01/08	7.46%	49,483
Columbia Mall	01/01/08	7.34%	107,707
Fashion Show	01/01/08	3.83%	371,494
Harborplace	01/01/08	8.16%	28,805
Provo Mall	02/01/08	4.42%	36,246
Riverlands	02/01/08	9.01%	2,282
Spokane Valley Mall	02/01/08	4.42%	29,973
1450 Center Crossing	02/01/08	9.00%	4,785
1451 Center Cross and Riverspark I ABC	02/01/08	9.00%	7,651
1551 Hillshire Dr	02/01/08	9.00%	6,359
1645 Village Center	02/01/08	9.00%	3,679
Riverspark II	02/01/08	9.00%	2,630
The Pines	02/01/08	9.00%	8,352
Triangle I-IV	02/01/08	9.00%	1,556
JP Realty/ PDC SWAP	02/09/08	6.16%	100,000
Oakwood Center SWAP	02/09/08	6.06%	95,000
Two Owings Mills	04/01/08	6.93%	14,020
Three & Four Owings Mills	04/01/08	8.88%	12,783
Phoenix Theatre	04/01/08	8.39%	2,821
Animas Valley	07/11/08	3.56%	26,097
Grand Teton	07/11/08	3.56%	27,961
Mayfair	07/11/08	3.13%	189,023
Salem Center	07/11/08	3.56%	27,029
Pioneer Place 1 Garage	08/01/08	7.10%	7,409
Pioneer Place 2	08/01/08	7.11%	17,104
Pioneer Place 3	08/01/08	7.11%	13,445
Pioneer Place 4	08/01/08	7.61%	12,482
Pioneer Place 5	08/01/08	7.11%	45,174
Pioneer Place 6	08/01/08	5.66%	48,000
Pioneer Place Office	08/01/08	7.15%	27,105
Foothills I	09/01/08	6.57%	21,967
Foothills II	09/01/08	6.68%	22,010
Northtown Mall	09/01/08	6.68%	76,658
Spring Hill	10/01/08	6.61%	82,667
Pierre Bossier	10/11/08	6.54%	37,693

(a)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
			Total Debt
Loan	Maturity Date	Rate	Balance
Secured Asset Loans Cont.
Tucson Mall	10/11/08	4.29%	$124,742
Southwest Plaza	11/01/08	6.54%	77,305
Bayside	11/01/08	5.92%	56,364
Birchwood	11/11/08	6.72%	40,569
Mall of the Bluffs	11/11/08	6.72%	40,569
Oakwood	11/11/08	6.72%	54,093
Chico Mall	02/11/09	4.82%	60,000
Jordan Creek	03/01/09	4.60%	196,120
Southland	03/01/09	3.65%	86,785
Prince Kuhio	04/01/09	3.51%	40,455
JP Comm Sr. Austin Bluffs	04/09/09	4.78%	2,499
JP Comm Sr. Division Crossing	04/09/09	4.78%	5,760
JP Comm Sr. Fort Union	04/09/09	4.78%	3,007
JP Comm Sr. Halsey Crossing	04/09/09	4.78%	2,819
JP Comm Sr. Orem Plaza Center St	04/09/09	4.78%	2,687
JP Comm Sr. Orem Plaza State St	04/09/09	4.78%	1,663
JP Comm Sr. Riverpointe Plaza	04/09/09	4.78%	4,162
JP Comm Sr. Riverside Plaza	04/09/09	4.78%	5,957
JP Comm Sr. Woodlands Village	04/09/09	4.78%	7,611
Town East	04/11/09	3.51%	112,703
Grand Canal Shoppes	05/01/09	4.79%	415,793
Coastland	06/01/09	7.16%	79,643
Coastland II	06/01/09	5.16%	22,602
The Crossroads (MI)	06/01/09	7.43%	41,846
Woodbridge Corporation	06/01/09	4.29%	220,364
Apache	08/01/09	7.05%	52,328
Village of Cross Keys	08/01/09	7.04%	12,131
Cumberland	08/10/09	7.88%	92,875
Oakview	10/01/09	7.82%	77,141
Baybrook	11/01/09	7.71%	88,404
Baybrook II	11/01/09	5.27%	66,825
Coral Ridge	11/01/09	6.59%	73,697
Coral Ridge II	11/01/09	5.07%	30,464
Governor’s Square	12/01/09	7.66%	62,549
Lakeside Mall	12/01/09	4.31%	191,009
Ward Centre & Ward Entertainment	01/01/10	4.33%	61,723
Mall St Matthews	01/01/10	4.83%	152,310
North Star	01/01/10	4.47%	246,005
Park Place	01/11/10	5.17%	185,601
Visalia	01/11/10	3.78%	45,766
Lansing I	01/15/10	9.73%	27,106
Pecanland	03/01/10	4.32%	62,997
Southland	03/05/10	5.09%	114,363
Providence Place 2	03/11/10	5.03%	271,351
Providence Place 3	03/11/10	5.12%	62,482
Providence Place 4	03/11/10	5.94%	40,981
West Valley	04/01/10	3.47%	62,361
Ridgedale	04/01/10	4.89%	187,476
Pioneer Place	04/27/10	10.00%	1,490
Peachtree	06/01/10	5.12%	94,012
Coronado	06/06/10	5.11%	177,136
La Cantera	06/06/10	5.24%	134,227
Maine	06/11/10	4.85%	227,490
Burlington	07/01/10	5.26%	26,000
Burlington 2	07/01/10	6.53%	5,500
Glenbrook	07/01/10	4.94%	186,216
Regency Square	07/01/10	3.63%	100,651
St. Louis Galleria	07/05/10	4.87%	249,581
Lynnhaven	07/06/10	5.11%	248,683
Boise Towne Plaza	07/09/10	5.08%	11,581
JP Comm Jr. Gateway Crossing	07/09/10	5.08%	16,155
JP Comm Jr. Univ. Crossing	07/09/10	5.08%	12,061
Crossroads Center (MN)	08/01/10	4.80%	89,018

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
			Total Debt
Loan	Maturity Date	Rate	Balance
Secured Asset Loans Cont.
Park City Note A	10/01/10	4.76%	127,114
Park City Note B	10/01/10	7.12%	30,294
70 Columbia Corporate Center	10/01/10	10.15%	20,209
Staten Island	10/01/10	5.09%	85,000
Staten Island	10/01/10	8.15%	76,153
Fashion Place	10/05/10	5.33%	151,152
110 North Wacker	10/11/10	5.00%	47,716
Chapel Hills	10/11/10	5.07%	121,283
Rogue Valley	01/11/11	7.85%	27,424
Westlake Center	02/01/11	7.89%	67,755
Boise Towne Square	02/10/11	6.64%	74,375
10000 West Charleston	03/01/11	7.88%	22,791
Beachwood Place	03/07/11	5.70%	250,000
Capital	04/01/11	7.42%	21,198
Eden Prairie	04/01/11	4.73%	84,439
Gateway	04/01/11	7.38%	41,545
Greenwood	04/01/11	7.36%	46,643
Mall of Louisiana Mezz	04/01/11	6.45%	63,000
Mall of Louisiana Note A	04/01/11	5.51%	120,000
Mall of Louisiana Note B	04/01/11	5.96%	55,000
Northridge Fashion	07/01/11	7.31%	132,582
RiverTown Junior Loan	07/01/11	9.19%	16,374
RiverTown Senior Loan	07/01/11	7.33%	107,187
Willowbrook Mall	07/01/11	6.82%	166,161
Collin Creek Mall	07/10/11	6.78%	70,226
Bayshore	09/01/11	7.25%	32,561
One Owings Mills	12/01/11	8.40%	6,599
Eastridge (WY )	12/05/11	5.08%	41,164
Pine Ridge	12/05/11	5.08%	27,754
Red Cliffs	12/05/11	5.08%	26,378
Three Rivers	12/05/11	5.08%	22,596
Hulen Mall	12/07/11	5.07%	118,854
Streets at Southpoint — Note B	04/06/12	5.88%	84,078
Streets at Southpoint — Senior	04/06/12	5.12%	167,847
Oviedo	05/05/12	5.17%	54,373
Sikes Senter	06/01/12	5.25%	64,340
Oglethorpe	07/01/12	4.96%	148,571
Valley Plaza	07/11/12	3.93%	101,886
Corporate Pointe 2	09/11/12	6.83%	4,721
Corporate Pointe 3	09/11/12	6.83%	4,721
Grand Traverse	10/01/12	5.04%	89,469
Faneuil Hall	04/01/13	5.57%	98,000
The Meadows	05/01/13	5.49%	108,128
Oxmoor	06/01/13	6.85%	59,217
The Boulevard	07/01/13	4.30%	114,640
Senate Plaza	07/01/13	5.71%	12,560
1160/80 Town Center	07/15/13	6.99%	10,218
Four Seasons	12/11/13	5.60%	107,831
Valley Hills	03/05/14	4.75%	60,118
Bayside Bond	07/01/14	5.92%	9,250
Paramus Park	10/01/15	4.90%	109,332
Eagle Ridge	10/11/15	5.46%	49,727
Knollwood	10/11/15	5.39%	41,768
Bellis Fair	02/15/16	7.34%	66,711
Lakeview Square	03/01/16	5.83%	43,000
New Orleans Riverwalk	01/01/17	9.96%	8,413
New Orleans Riverwalk	01/01/17	9.96%	3,193
Houston	12/01/17	5.30%	5,268
Baltimore Center Garage	06/01/18	6.05%	19,791
10450 West Charleston	01/01/19	6.84%	5,485
Country Hills	05/01/21	7.38%	5,073
Houston	12/01/21	5.30%	942
New Orleans Riverwalk	12/01/22	11.40%	11,000
New Orleans Riverwalk	12/01/22	11.40%	30,000

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt Balance
Secured Asset Loans Cont.
Two Willow	12/01/22	9.94%	$(39,800)
Providence Place Pilot	07/01/28	7.75%	49,355
Gallery at Harborplace 1	12/01/30	7.89%	52,022
Gallery at Harborplace 2	12/01/30	7.03%	3,200
Gallery at Harborplace 3	12/01/30	7.49%	5,100
Gallery at Harborplace 4	12/01/30	7.93%	2,200
Gallery at Harborplace 5	12/01/30	8.89%	4,705
Houston	05/01/31	5.30%	20,048
Provo Land Loan	08/01/95	10.00%	2,250

Corporate Debt
New Orleans Riverwalk	04/27/06	11.46%	$3
JP Realty Public Notes Series C	03/11/07	7.29%	25,000
Public Indenture	03/13/07	8.78%	1,000
Public Indenture	03/22/07	8.44%	1,000
JP Realty Public Notes Series D	03/11/08	7.29%	25,000
Mall St Matthews	05/01/08	9.03%	397
Houston	05/05/08	4.75%	19,956
Princeton Land	07/01/08	3.00%	10,710
Princeton Land East	07/01/08	3.00%	10,290
Rouse Teachers Property Note	11/30/08	6.94%	58,000
Three & Four Owings Mills	01/01/09	12.50%	2,500
Public Indenture — Senior Bond	03/15/09	3.63%	400,000
Public Indenture Senior Note	04/30/09	8.00%	200,000
Public Indenture	09/15/12	7.20%	400,000
Public Indenture	11/26/13	5.38%	100,000
Public Indenture	11/26/13	5.38%	350,000

Swaps (a)
GGPLP/GGPLPLLC Term Swap	01/31/07	4.68%	350,000
GGP-MP SWAP	02/15/07	4.59%	25,000

Total Consolidated Fixed Rate Debt			$14,913,036

VARIABLE RATE
Loan	Maturity Date	Rate (b)		Total Debt Balance
CMBS
GGP-MP Trust (c)	02/15/09	5.89%		280,219

Secured Asset Loans
Beachwood Place Swap	04/01/06	4.82%		(110,000)
Stonestown	08/09/09	5.63%		220,000
Arizona Retail	03/01/10	6.65%		7,200
Crossroads Center (MN) Mezzanine	08/01/10	6.55%		28,296
Houston	06/01/33	8.25%		2,450

Corporate Debt
GGPLP/GGPLPLLC Revolver	01/01/11	5.93%		141,000
GGPLP/GGPLPLLC Senior Term	01/01/11	6.12%		2,850,000
GGPLP/GGPLPLLC Short-term Term Loan	12/15/06	6.12%		1,400,000
GGPLP/GGPLPLLC Term Swap	01/31/07	6.06%		(350,000)
TRUPS	04/30/36	6.23%		206,200
Victoria Ward Limited	11/10/06	6.12%		92,000
Lehman Bridge to Rouse	08/01/06	6.11%		500,000

Total Consolidated Variable Rate Debt				$5,267,365

Total Consolidated Debt & Swaps		6.12%	(d)	$20,180,401

(a)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

(b)	Reflects the variable contract rate as of March 31, 2006.

(c)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(d)	Rates include the effects of deferred finance costs and interest rate swaps.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
				Company ProRata
Loan	Maturity Date	Rate	Total Debt	Share
CMBS
GGP-MP Trust (a)	11/15/06	5.48%	$232,224	$117,934
13 Affiliates (b)	11/15/07	5.94%	70,704	70,704

Secured Asset Loans
The Woodlands	12/01/06	8.04%	59,401	29,701
Woodlands Community	01/10/07	3.75%	1,001	526
Woodlands Community	06/01/07	7.75%	2,245	1,179
Park Meadows	10/01/07	7.93%	112,835	39,492
Park Meadows	10/01/07	6.66%	22,265	7,793
Columbiana	05/11/08	4.21%	68,484	34,242
Quail Springs	06/01/08	6.88%	40,769	20,384
Neshaminy	07/01/08	6.76%	60,000	15,000
Woodlands Community	07/19/08	6.50%	2,100	1,103
Woodlands Community	07/25/08	7.75%	3,688	1,936
Altamonte	09/01/08	6.55%	112,039	56,019
Chula Vista	10/01/08	4.18%	62,303	31,151
Towson Town Center	11/10/08	6.75%	134,612	47,114
Woodlands Community	02/28/09	3.75%	300	158
Deerbrook	03/01/09	3.53%	80,834	40,417
Perimeter Shopping Center	05/01/09	6.77%	122,984	61,492
Mizner Park Note A	07/01/09	5.02%	51,861	25,930
Mizner Park Note B	07/01/09	5.02%	8,614	4,307
Steeplegate	08/01/09	5.01%	82,072	41,036
The Parks at Arlington	09/01/09	5.64%	38,313	19,156
The Parks at Arlington	09/01/09	7.55%	106,455	53,227
Carolina Place	01/11/10	4.63%	165,950	82,975
Alderwood Mezz	07/06/10	6.23%	34,670	17,335
Alderwood Note A	07/06/10	4.71%	210,990	105,495
Alderwood Note B	07/06/10	5.10%	54,481	27,240
Christiana Mall	08/01/10	4.61%	118,744	59,372
Water Tower Place	09/01/10	4.97%	181,088	99,599
Newgate	10/01/10	4.89%	43,366	21,683
Whalers	11/06/10	5.55%	109,505	67,196
Kenwood Towne Centre Mezz	12/01/10	6.00%	39,876	28,058
Kenwood Towne Centre Note A	12/01/10	5.29%	146,493	103,077
Kenwood Towne Centre Note B	12/01/10	5.69%	60,808	42,787
Newpark	02/01/11	7.48%	71,225	35,613
Northpoint	04/01/11	5.49%	225,000	112,500
Willowbrook Junior Loan	04/01/11	7.74%	33,174	16,587
Willowbrook Senior Loan	04/01/11	6.60%	62,748	31,374
Vista Ridge	04/11/11	6.89%	84,706	42,353
Silver City Galleria	06/10/11	4.88%	136,473	68,236
Austin Mall (Highland)	07/10/11	6.83%	67,420	33,710
Northbrook Court	09/01/11	7.17%	93,050	46,525
Arrowhead	10/01/11	6.93%	80,612	13,434
Buckland Hills	07/01/12	4.94%	173,342	86,671
Florence	09/10/12	4.97%	101,265	71,481
Glendale Galleria Mezz	10/01/12	6.01%	29,851	14,926
Glendale Galleria Note A1	10/01/12	4.65%	153,054	76,527
Glendale Galleria Note A2	10/01/12	4.65%	125,226	62,613
Glendale Galleria Note B	10/01/12	5.81%	39,754	19,877
Glendale Galleria Note C	10/01/12	5.23%	49,717	24,859
Oakbrook	10/01/12	5.12%	227,727	115,025
Stonebriar	12/11/12	5.26%	176,420	88,210
Bridgewater Commons I	01/01/13	5.77%	31,094	10,883
Bridgewater Commons II	01/01/13	5.13%	44,731	15,656
Bridgewater Commons III	01/01/13	5.13%	67,096	23,484
Pembroke Note A	04/11/13	4.98%	107,135	53,568

(a)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF MARCH 31, 2006
(dollars in thousands)

FIXED RATE
				Company ProRata
Loan	Maturity Date	Rate	Total Debt	Share
Secured Asset Loans cont.
Pembroke Note B	04/11/13	5.05%	30,610	15,305
West Oaks	08/01/13	5.29%	73,539	36,769
Lakeland	10/01/13	5.17%	57,938	28,969
Bay City	12/01/13	5.37%	25,389	12,694
Washington Park	04/01/14	5.48%	12,714	6,357
Brass Mill	04/11/14	4.57%	134,136	67,067
CenterPointe Village	01/01/17	6.64%	14,241	7,121
Trails Village Center	07/10/23	8.34%	17,408	8,704
Lake Meade Blvd & Buffalo	07/15/23	7.66%	6,403	3,201

Unsecured Debt
Park Meadows	07/15/06	5.00%	5,600	1,960

Swaps (a)
Homart-MP SWAP	02/15/07	4.65%	50,000	25,000
Woodlands SWAP	07/03/06	3.99%	100,000	52,500
Riverchase Swap	10/15/06	5.03%	200,000	100,000

Total Unconsolidated Fixed Rate Debt				$2,804,577

VARIABLE RATE
				Company ProRata
Loan	Maturity Date	Rate (b)	Total Debt	Share
CMBS
GGP-MP Trust (c)	02/15/09	5.72%	$58,030	$24,007

Secured Asset Loans
Woodlands Community	02/28/06	7.57%	60,000	31,500
Woodlands Community	03/01/06	7.57%	37,969	19,934
Woodlands Community	04/27/06	7.50%	101	53
Village of Merrick Park	10/29/06	6.51%	194,000	77,600
Natick Mall	01/10/07	5.37%	155,664	121,784
Homart-MP SWAP	02/15/07	4.75%	(50,000)	(25,000)
Galleria at Tyler	09/02/07	5.79%	94,500	49,490
Clackamas	09/09/07	6.05%	95,000	49,752
Woodlands Community	11/01/07	6.50%	3,217	1,689
Woodlands Community	11/30/07	7.07%	60,000	31,500
Woodlands Community	11/30/07	7.07%	84,000	44,100
Woodlands Community	11/30/07	9.07%	50,000	26,250
Woodlands Community	01/01/08	6.50%	766	402
Woodlands Community	01/01/08	6.75%	6,808	3,572
First Colony	01/09/08	5.73%	67,000	33,500
Woodlands Community	07/01/08	6.25%	961	505
Woodlands Community	12/19/08	6.17%	4,905	2,575
Pinnacle Hills	01/11/11	6.08%	47,859	23,930
Woodlands Community	08/01/17	4.80%	2,840	1,491

Total Unconsolidated Variable Rate Debt				$518,634

Total Unconsolidated Debt & Swaps		5.61% (d)		$3,323,211

Total Debt & Swaps		5.65% (d)		$23,503,612

(a)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

(b)	Reflects the variable contract rate as of March 31, 2006.

(c)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(d)	Rates include the effects of deferred finance costs and interest rate swaps.

Supplemental Operational Data

GENERAL GROWTH PROPERTIES, INC.
OPERATING STATISTICS & CERTAIN FINANCIAL INFORMATION
AS OF MARCH 31, 2006

	Consolidated	Unconsolidated	Company
	Retail	Retail	Retail
	Properties	Properties	Portfolio (b)
OPERATING STATISTICS (a)
Occupancy	90.6%	92.2%	91.1%
Trailing 12 month total tenant sales per sq. ft. (c)	$434	$463	$444
% change in total sales (c)	5.7%	5.9%	5.8%
% change in comparable sales (c)	2.6%	2.5%	2.6%
Mall and freestanding GLA excluding space under redevelopment (in sq. ft.)	40,696,778	18,850,713	59,547,491

CERTAIN FINANCIAL INFORMATION
Average annualized in place rent per sq. ft.	$33.39	$36.14
Average rent per sq. ft. for new/renewal leases	$35.17	$36.19
Average rent per sq. ft. for leases expiring in 2006	$30.16	$33.59
Three month percentage change in comparable real estate property net operating income (versus prior year comparable period) (d)	8.5%	7.6%

(a)	Data is for 100% of the Mall GLA in each portfolio, including those properties that are owned in part by Unconsolidated Real Estate Affiliates. Data excludes properties currently being redeveloped and/or remerchandised and miscellaneous (non-mall) properties.

(b)	Data presented in the column “Company Retail Portfolio” are weighted average amounts.

(c)	Due to tenant sales reporting timelines, data presented is as of February.

(d)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and at which no significant physical or merchandising changes have been made.

GENERAL GROWTH PROPERTIES, INC.
RETAIL PORTFOLIO GLA, OCCUPANCY, SALES & RENT DATA (EXCLUDES COMMUNITY CENTERS)

GLA as of March 31, 2006
			Total	Avg. Mall/Outparcel
	Total Anchor GLA	Avg. Anchor GLA	Mall/Outparcel GLA	GLA	Total GLA
Consolidated	64,727,346	509,664	43,764,666	344,604	108,492,012
Unconsolidated	35,842,536	663,751	20,520,346	380,006	56,362,882

Company	100,569,882	555,635	64,285,012	355,166	164,854,894
% of Total	61.0%		39.0%		100%

Occupancy History

	Consolidated		Unconsolidated		Company

03/31/2006	90.6%		92.2%		91.1%
03/31/2005	89.9%		90.4%		90.0%
12/31/2005	92.1%		93.5%		92.5%
12/31/2004	92.1%		91.9%		92.1%
12/31/2003 (a)	91.2%		91.4%		91.3%
12/31/2002 (a)	90.5%		91.5%		91.0%

Trailing 12 Month Total Sales per Square Foot in Dollars

	Consolidated		Unconsolidated		Company

03/31/2006	$434		$463		$444
03/31/2005	407		434		416
12/31/2005	428		455		437
12/31/2004	402		427		410
12/31/2003 (a)	337		376		351
12/31/2002 (a)	329		379		355

Base Rental Rates in Dollars

	New/Renewals		Expirations		Releasing
	During Period		During Period		Spread

Consolidated
03/31/2006	$35.17		$30.16		$5.01
03/31/2005	33.23		29.63		3.60
12/31/2005	37.72		29.63		8.09
12/31/2004	33.53		25.69		7.84
12/31/2003 (a)	31.83		22.16		9.67
12/31/2002 (a)	34.11		27.35		6.76

Unconsolidated
03/31/2006	$36.19		$33.59		$2.60
03/31/2005	37.35		32.31		5.04
12/31/2005	40.48		32.31		8.17
12/31/2004	36.45		32.35		4.10
12/31/2003 (a)	34.71		31.29		3.42
12/31/2002 (a)	37.80		32.03		5.77

Average in Place Base Minimum Rent in Dollars

	Consolidated		Unconsolidated

03/31/2006	$33.39		$36.14
03/31/2005	32.49		35.47
12/31/2005	33.29		36.25
12/31/2004	32.71		35.67
12/31/2003 (a)	28.37		32.63

Occupancy Cost as a % of Sales

	Consolidated		Unconsolidated		Company

03/31/2006	12.4%		12.4%		12.4%
03/31/2005	10.5%		12.3%		11.0%
12/31/2005	12.1%		11.7%		12.0%
12/31/2004	12.5%		13.0%		12.7%
12/31/2003 (a)	11.4%		12.4%		11.8%

(a)	Data excludes the TRCLP portfolio, acquired November 12, 2004.

GENERAL GROWTH PROPERTIES, INC.
REAL ESTATE NET OPERATING INCOME BY GEOGRAPHIC AREA AT SHARE
(dollars in thousands)

	March 31, 2006		March 31, 2005
	YTD	% of Total	YTD	% of Total
West
Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming	$185,464	33.0%	$168,640	32.8%

North Central
Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Wisconsin	71,204	12.7%	63,240	12.3%

South Central
Arkansas, Louisiana, Oklahoma, Texas	64,627	11.5%	56,556	11.0%

Northeast
Connecticut, Delaware, Indiana, Kentucky, Maine, Maryland, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, West Virginia	160,586	28.6%	149,618	29.1%

Southeast
Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee	79,739	14.2%	76,094	14.8%

TOTAL (a)	$561,620	100.0%	$514,148	100.0%

(a) Excludes Master Planned Communities

GENERAL GROWTH PROPERTIES, INC.
LEASE EXPIRATION SCHEDULE AND LEASE TERMINATION INCOME AT SHARE
AS OF MARCH 31, 2006
(in thousands)
Lease Expiration Schedule (a) (b)

	Consolidated			Unconsolidated at share (c)
	Base Rent	Square Footage	Rent/Sq. Ft.	Base Rent	Square Footage	Rent/Sq. Ft.
2006	$65,027	2,182	$29.80	$20,610	590	$34.93
2007	101,284	3,334	30.38	24,694	720	34.30
2008	105,036	3,243	32.39	24,777	680	36.44
2009	116,207	3,024	38.43	22,715	567	40.06
2010	125,030	3,466	36.07	26,987	638	42.30
2011	88,260	2,457	35.92	27,441	672	40.83
2012	104,813	2,714	38.62	24,253	573	42.33
2013	76,175	1,932	39.43	22,663	585	38.74
2014	77,730	2,116	36.73	22,300	605	36.86
2015	88,412	2,352	37.59	30,841	784	39.34
Subsequent	57,202	1,619	35.33	22,462	665	33.78

Total at share (b)	$1,005,176	28,439	$35.34	$269,743	7,079	$38.10

All Expirations	$1,005,176	28,439	$35.34	$552,394	14,443	$38.25

(a)	Excludes leases on Mall Stores of 30,000 square feet or more and tenants paying percentage rent in lieu of base minimum rent.

(b)	Includes retail properties except for community centers.

(c)	Expirations at share reflect the company’s direct or indirect ownership interest in a joint venture.
Retail Lease Termination Income at Share

	Three Months Ended
	March 31,
	2006	2005
Consolidated	$17,240	$2,527
Unconsolidated	5,157	503

Total Termination Income at Share	$22,397	$3,030

New Developments, Expansions & Re-Developments

GENERAL GROWTH PROPERTIES, INC.
DEVELOPMENTS & EXPANSIONS
Approved Redevelopment/Expansion Projects (over $10 million)

			Forecasted
			Cost ($millions	Projected
Property	Description	Ownership %	at share)	Opening
Ala Moana Honolulu, HI	Nordstrom at Kapiolani and residential condominiums	100%	103.9	Q2 2008

Beachwood Mall Beachwood, OH	Relocate food court to second level and provide retail in existing food court	100%	23.9	Q1 2007

Boise Towne Square Boise, ID	Main entrance renovation and streetscape expansion, Borders, 4 retail tenants and a restaurant	100%	13.7	Q4 2006

Bridgewater Commons Bridgewater, NJ	Development of a 94,000 sf life style center	35%	14.2	Q4 2006

Carolina Place Pineville, NC	Lifestyle addition with an REI, Linens ‘N Things, Barnes & Noble and two restaurant outparcels; renovation of food court and restrooms; refurbishing of mall interior	50%	14.8	Q4 2006

Clackamas Town Center Portland, OR	Lifestyle addition including interior renovation and parking structure	50%	58.5	Q4 2007

Coastland Center Naples, FL	Streetscape and interior renovation	100%	40.7	Q4 2006

Cumberland Mall Atlanta, GA	Demolish old JCPenney along with a portion of parking lot and replace with Costco, buy vacant Macy’s space and convert to a one-level lifestyle center and mall renovation	100%	66.2	Q4 2006

First Colony Sugarland, TX	Lifestyle addition with 19 retailers and 4 restaurants	50%	31.3	Q4 2006

Galleria at Tyler Riverside, CA	Addition of retail, restaurants, theater and parking structure	50%	23.9	Q4 2007

Lynnhaven Mall Virginia Beach, VA	Demolish Lord & Taylor building and develop new streetscape	100%	27.4	Q4 2007

Maine Mall South Portland, ME	Relocate Best Buy and David’s Bridal to the other side of the street and replace with a Crate & Barrel and additional retail	100%	32.8	Q4 2007

Mall of Louisiana Baton Rouge, LA	Rave Theater	100%	27.8	Q3 2006

North Star Mall San Antonio, TX	Renovation of mall interior and food court, including reconfiguration of the main court, new signage and exterior canopies	100%	22.6	Q3 2006

Park City Center Lancaster, PA	Interior renovation, including center court facades, addition of new facades at 4 major entrances, new flooring, lighting and graphics	100%	13.1	Q4 2006

Red Cliffs Mall St. George, UT	Sell Wal-Mart building to Dillard’s and construct a bookstore and outparcel buildings for a lifestyle center	100%	10.5	Q3 2007

Ridgedale Center Minnetonka, MN	Interior mall renovation	100%	11.8	Q4 2006

River Falls Mall Clarksville, IN	Purchase Wal-Mart and Dillard’s buildings, and add Bass Pro Shop, five big boxes and a theater	100%	76.8	Q2 2006

River Hills Mall Mankato, MN	Relocate Scheel’s All Sports and add Barnes & Noble	100%	16.7	Q4 2006

Southwest Plaza Littleton, CO	Redevelop Dillard’s building creating two big box spaces for Steve and Barry’s and Dick’s Sporting Goods	100%	16.5	Q4 2007

Towson Town Center Towson, MD	Remerchandising and build-out of second floor	35%	21.3	Q3 2008

Victoria Ward Centers Honolulu, HI	Multi-use project that will include a significant residential component	100%	170.1	Q4 2007

GENERAL GROWTH PROPERTIES, INC.
DEVELOPMENTS & EXPANSIONS
New Projects Under Construction

		Forecasted Cost
		($millions at	Projected
Property	Description	share)	Opening
Gateway Overlook Benson, MD	New development which includes shops, big box, and restaurants	59.7	Q1 2007

Lincolnshire Commons Lincolnshire, IL	Specialty center with restaurants	41.7	Q1 2007

Natick West Natick, MA	Expansion of existing Natick Mall to include two new anchors and 328,197 sf of mall shop	194.0	Q3 2007

	Natick residential (initial phase)	35.5	Q3 2007

Otay Ranch Chula Vista (San Diego), CA	800,000 sf open air lifestyle center	106.8	Q4 2006

Pinnacle Hills Promenade Rogers, AK	An open air hybrid center featuring Dillard’s and JCPenney department stores	76.2	Q4 2006

The Shops at Fallen Timbers Maumee (Toledo), OH	750,000 sf open air lifestyle center featuring Dillard’s, one additional department store and a cinema	140.5	Q3 2007

The Shoppes at Palazzo (a) Las Vegas, NV	Expansion of Venetian	600.0	Q4 2007

Vista Commons Las Vegas, NV	99,000 sf neighborhood shopping center in Summerlin	19.2	Q1 2007

(a) GGP is not responsible for the construction costs and will purchase the property upon opening. The purchase price is based on a formula described in our SEC filings on Forms 10-K and 10-Q. The $600 million is the current estimate of initial purchase at closing.
New Projects in Pre-Development

			Possible
Property	Description	Ownership %	Opening
Allen Center Allen, TX	Develop an open air center on a 238 acre site with 1.1 million sf and 175 condos for sale	100%	Q3 2008

Bridges at Mint Hill Charlotte, NC	Development anchored by Belks and two other department stores	100%	Q3 2008

Circle T Westlake, TX	Development of a 1.3 million sf center	50%	Q2 2009

Circle T Power Center Westlake, TX	Develop a lifestyle center on a 150 acre site west of Circle T Ranch	50%	Q2 2008

Elk Grove Promenade Elk Grove, CA	1.3 million sf open air lifestyle center with retail, entertainment and big box components	100%	Q2 2008

Shops at La Cantera San Antonio, TX	Phase ll of the La Cantera project including the addition of Barnes & Noble, REI, 5 restaurants and a theater	75%	Q2 2008

Summerlin Center Las Vegas, NV	1 million sf center located in the center of the Summerlin community that will include four department stores and a strong mix of upscale retailers	100%	Q3 2008

West Kendall Center West Kendall, FL	600,000 sf center that will include a Dillard’s and a wide range of retailers in an open-air configuration	100%	Q3 2008
Developments In Progress (dollars in thousands)

Consolidated	$406,734
Unconsolidated	244,505

Total Developments In Progress at March 31, 2006	$651,239

Selected December 31, 2005 Supplemental
Financial Information
For the three and twelve months ended December 31, 2005
incorporating final data from the Company’s Annual Report
on Form 10-K filed on March 31, 2006

GENERAL GROWTH PROPERTIES, INC.
SELECTED DECEMBER 31, 2005 SUPPLEMENTAL FINANCIAL INFORMATION
(dollars in thousands)

	Three Months Ended December 31, 2005
	Final	Original
Cash From Recurring Operations
FFO — Operating Partnership	$266,794	$266,794
Plus (Less):
Excess non-FFO cash from Master Planned Communities	37,378	37,378
Deferred income taxes	7,747	8,482
Tenant allowances and capitalized leasing costs (a)	(50,037)	(50,037)

Straight line rents adjustment (b)	9,816	9,816
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	(11,192)	(11,192)
Non-cash ground rent expense recognized pursuant to SFAS #141 and #142	1,498	1,498

Mark-to-market adjustments on debt	(11,702)	(11,702)
Amortization of deferred finance costs	2,850	2,850

Cash From Recurring Operations — Operating Partnership	$253,152	$253,887

Retained Funds From Recurring Operations
Cash From Recurring Operations — Operating Partnership (From Above)	$253,152	$253,887
Less Common dividends/distributions paid (c)	(119,845)	(119,845)

Retained Funds From Recurring Operations — Operating Partnership	$133,307	$134,042

	Twelve Months Ended December 31, 2005
	Final	Original
Cash From Recurring Operations
FFO — Operating Partnership	$896,005	$896,005
Plus (Less):
Excess non-FFO cash from Master Planned Communities	57,432	57,432
Deferred income taxes	28,596	35,346
Tenant allowances and capitalized leasing costs (a)	(148,805)	(148,805)

Straight line rents adjustment (b)	(43,245)	(43,245)
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	(41,756)	(41,756)
Non-cash ground rent expense recognized pursuant to SFAS #141 and #142	7,008	7,008

Mark-to-market adjustments on debt	(51,499)	(51,499)
Amortization of deferred finance costs	11,633	11,633

Cash From Recurring Operations — Operating Partnership	$715,369	$722,119

Retained Funds From Recurring Operations
Cash From Recurring Operations — Operating Partnership (From Above)	$715,369	$722,119
Less Common dividends/distributions paid (c)	(434,515)	(434,515)

Retained Funds From Recurring Operations — Operating Partnership	$280,854	$287,604

(a)	To reflect only recurring tenant allowances, new development and redevelopment costs have been excluded.

(b)	Includes impact of changes in the third and fourth quarter 2005 recognition of straight-line rent attributable to tenants with leases of less than one year and increases recognized in 2004 due to the significant acquisitions, including The Rouse Company.

(c)	FFO has already been reduced by distributions on preferred partnership units.

GENERAL GROWTH PROPERTIES, INC.
SELECTED DECEMBER 31, 2005 SUPPLEMENTAL FINANCIAL INFORMATION
(dollars in thousands)
MASTER PLANNED COMMUNITIES

	Final	Original
Investment land and land held for development and sale:
Net Book Value — Balance Sheet as of December 31, 2005 (a)	$1,651,063	$1,636,684
Estimated Value of Assets as of December 31, 2004 (b)	3,182,395	3,182,395

(a) The net book value reflects the recorded carrying amount of the assets in the Company’s financial statements excluding our share of the Woodlands Operations.
(b) The estimated value reflects management’s valuation of the gross assets based upon a number of assumptions including historical sales rates and historical price appreciation. The estimated value is not based on any third party purchase offers and does not reflect any reduction for the value of stock that may be issued (rather than repurchased in the open market) pursuant to the contingent stock agreement relating to Summerlin.
DEBT INFORMATION

	December 31, 2005
	Final	Original
Consolidated Properties Debt
Consolidated debt	$20,135,919	$20,135,919
Other liabilities — Special Improvement Districts	68,167	68,167
Minority interest ownership adjustment	67,872	67,872
Purchase accounting mark-to-market adjustment	146,917	142,820

GGP Consolidated GAAP debt	$20,418,875	$20,414,778

DEVELOPMENTS & EXPANSIONS

	December 31, 2005
	Final	Original
Developments in Progress
Consolidated	$366,262	$362,172
Unconsolidated	191,905	190,050

Total Developments In Progress at December 31, 2005	$558,167	$552,222